SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2003

Date of Report (Date of
earliest event reported)

Ostex International, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-25250	91-1450247
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2203 Airport Way South, Suite 400, Seattle, WA		98134
(Address of principal executive offices)		(Zip Code)

(206) 292-8082
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

99.1         Press Release of Ostex International, Inc., dated April 22, 2003

Item 9.    Regulation FD Disclosure

The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 22, 2003, Ostex International, Inc. issued a press release announcing its first quarter earnings for the fiscal quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

Ostex International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ostex International, Inc.

Dated: April 22, 2003	By	/s/ Thomas A. Bologna
Thomas A. Bologna
Chairman, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 22, 2003